UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2006

PROPEX FABRICS INC.

(Exact name of registrant as specified in its charter)

Delaware	333-122829	36-2692811
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

260 The Bluffs

Austell, Georgia 30168

(Address of principal executive offices, including zip code)

(770) 941-1711

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 30, 2006, Propex Fabrics Inc. (“the Company”) entered into an Amendment No. 1 (the “Amendment”) to the Stock Purchase Agreement dated December 30, 2005 (the “Stock Purchase Agreement”) by and between the Company, SI Concrete Systems Corporation (“SICSC”), a Delaware corporation, SI Geosolutions Corporation (“SIGC”), a Delaware corporation, and Investcorp International, Inc. solely in its capacity as “Seller Representative” for the transfer of real property. The Stock Purchase Agreement was filed as an Exhibit to the Company’s Form 8-K filing on January 6, 2006. The Amendment enables the Company to effect a like-kind exchange, for tax purposes, for the acquisition of certain SICSC and SIGC assets.

The description of the Amendment to the Stock Purchase Agreement contained herein is qualified in its entirety by reference to the Amendment, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
10.1	Amendment No. 1 to Stock Purchase Agreement

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROPEX FABRICS INC.

Dated: February 3, 2006	By:	/s/ Philip D. Barnes
Philip D. Barnes
Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amendment No. 1 to Stock Purchase Agreement